Exhibit 99.2

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

REGENERX BIOPHARMACEUTICALS, INC.

AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK

Warrant No.: P-24	Number of Shares: 11,539
Issuance Date: December 31, 2004

THIS AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK  (this “Amendment”) is entered into as of December 31, 2007 by and among RegeneRx Biopharmaceuticals, Inc., a Delaware corporation (the “ Company “) and ThinkEquity Partners LLC and its assigns (the “Holder”).  Capitalized terms used but not defined herein have the meanings given them in that certain Warrant To Purchase Common Stock by and among the Company and the Holder (as defined therein), dated as of December 31, 2004 (the “Warrant Agreement”).

RECITALS

WHEREAS Section 14 of the Warrant Agreement provided that the Warrant Agreement may be amended pursuant to an instrument in writing signed by the Company and the Holder.

WHEREAS the Company and the Holder desire to consent and agree to the amendments of the Warrant Agreement as set forth herein.

NOW THEREFORE the parties hereto consent and agree as follows:

Amendment to Warrant.

1.             Section 1(e) of the Warrant Agreement shall be amended and restated to read in its entirety as follows:

“(e) “Expiration Date” means March 31, 2008 or, if such date falls on a day that is not a Business Day or a day on which trading does not take place on the principal exchange or automated quotation system on which the Common Stock is traded (a “Holiday”), the next day that is not a Holiday.

2.             Section 2(a) of the Warrant Agreement shall be amended and restated to read in its entirety as follows:

“(a) This Warrant may be exercised by the Holder registered on the books of the Company, in whole or in part, at any time on any Business Day after December 31, 2004 and prior to 11:59 p.m. Eastern Time on the Expiration Date by (i) delivery of a written notice, in the form attached as Exhibit A (the “Exercise Notice”), of Holder’s election to exercise this Warrant, specifying the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased (the “Payment”) in cash or wire transfer of immediately available funds and (iii) the surrender to a common carrier for overnight delivery to the Company, as soon as practicable following such date, of this Warrant, (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction).

The Company shall, not later than the second Business Day (the “Delivery Date”) following receipt of an Exercise Notice, the Payment and this Warrant or an indemnification (the “Exercise Documents”), arrange for its transfer agent, on or before the Delivery Date, to issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder is entitled. Upon delivery of the Exercise Notice and the Payment, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised on the Delivery Date, irrespective of the date of delivery of the certificates evidencing the Warrant Shares.”

3.             Section 3 of this Warrant Agreement shall be amended and restated to read in its entirety as follows:

“Section 3. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds. The Company hereby covenants and agrees as follows:

(a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant upon issuance will be, duly authorized, executed and delivered.

(b) All Warrant Shares upon issuance will be validly issued, fully paid and nonassessable and free from all liens and charges with respect to the issue thereof.

(c) As long as this Warrant may be exercised, the Company will have authorized and reserved at least the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.”

4.             Section 1 of the Exercise Notice, attached as Exhibit A to the Warrant Agreement, shall be amended and restated in its entirety as follows:

“1. Payment of Exercise Price (check applicable box).

☐ Payment in the sum of $ [is enclosed] [has been wire transferred] to the Company at the following account:                        in accordance with the terms of the Warrant.”

5.             Except as set forth herein, the Warrant Agreement shall be unaffected hereby,

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed as of December 31, 2007.

COMPANY
By:
	Name:	C. Neil Lyons

	Title:	Chief Financial Officer

HOLDER
By:
Name:

Title: